SUPPLEMENT DATED DECEMBER 23, 2003 TO

                        PROSPECTUS DATED MAY 1, 2001 FOR

                 NATIONWIDE LIFE AND ANNUITY COMPANY OF AMERICA
                   NATIONWIDE PROVIDENT VA SEPARATE ACCOUNT A

                                 VIP PREMIER DCA

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     THIS SUPPLEMENT UPDATES PROSPECTUS DISCLOSURE FOR THE ABOVE CONTRACT. IN CONSULTATION WITH MANY OF THE PORTFOLIOS AVAILABLE THROUGH THE VARIABLE ACCOUNT, WE ARE CURRENTLY EVALUATING OUR POLICIES AND PROCEDURES WITH RESPECT TO TRANSFER REQUESTS.

     Under "Transfer Privilege," delete the last three sentences of the second paragraph, and add the following as new third and fourth paragraphs:

     Disruptive trading practices, which hamper the orderly pursuit of stated investment objectives by Portfolio managers, may adversely affect the performance of the Subaccounts. In instances of disruptive trading that we may determine to be, or may have already determined to be, harmful to Owners, we will, through the use of appropriate means available to us, attempt to curtail or limit the disruptive trading. If your trading activities, or those of a third party acting on your behalf, constitute disruptive trading, we reserve the right not to process the transfer request. If your transfer request is not processed, it will not be counted as a transfer for purposes of determining the number of free transfers executed. We will notify any affected requestor in a timely manner of any actions we take to restrict his or her ability to make transfers.

     We may add new Portfolios, or new share classes of currently available Portfolios, that assess short-term trading fees. In the case of new share class additions, your subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by a Portfolio when you transfer out of a Subaccount before the end of a stated period. These fees will only apply to Subaccounts invested in Portfolios that impose such a charge. The Portfolio intends short-term trading fees to compensate the Portfolio and its shareholders for the negative impact on performance that may result from disruptive trading practices, including frequent trading and short-term trading (market timing) strategies. The fees are not intended to adversely impact Owners not engaged in such strategies. The Variable Account will collect the short-term trading fees at the time of the transfer by reducing the Owner's Subaccount value. We will remit all such fees to the Portfolio.

     PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS FOR FUTURE REFERENCE. IF YOU HAVE ANY QUESTIONS, CALL US AT (800) 688-5177 OR YOUR REGISTERED REPRESENTATIVE.